UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

VALENTEC SYSTEMS, INC.
(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

VALENTEC SYSTEMS, INC.
2629 York Avenue
Minden, LA 71055

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Valentec Systems, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”), have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving, an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to change our name from “Valentec Systems, Inc.” to “S.O.A (Soltam of America), Inc.”

The accompanying information statement (this “Information Statement”), which describes the proposed name change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Under the Delaware General Corporation Law, our Certificate of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the proposed name change will not be effected until at least twenty (20) calendar days following the mailing of the accompanying Information Statement to our stockholders.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to Section 228(e) of the Delaware General Corporation Law and the Exchange Act of the approval by less than the unanimous written consent of the stockholders of the Company with respect to the proposed name change. We will first mail this Information Statement on or about April 20, 2009 to stockholders of record as of March 19, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
INFORMATION PURPOSES ONLY.

By Order of the Board of Directors,

By:	/s/ Gerald B. Pickens
Name: Gerald B. Pickens
Title: Chief Executive Officer

Minden, LA
Date: April 14, 2009

VALENTEC SYSTEMS, INC.
2629 York Avenue
Minden, LA 71055

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION
PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE
NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY. THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION
STATEMENT IS APRIL 20, 2009.

______________________________________________________

Valentec Systems, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”) have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving, an amendment to our Certificate of Incorporation (our “Certificate of Incorporation”) to change our name from “Valentec Systems, Inc.” to “S.O.A (Soltam of America), Inc.” No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q1:	What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?
A1:
Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, dated as of March 19, 2009, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock, approved an amendment to our Certificate of Incorporation to change our name from “Valentec Systems, Inc.” to “S.O.A (Soltam of America), Inc.” (the “Name Change Amendment”). Additional information regarding the Name Change Amendment is set forth below in the section entitled “Approval of Name Change Amendment.”

Q2:	How many shares of Common Stock were voted in favor of the Name Change Amendment?
A2:
The approval of the Name Change Amendment by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of March 19, 2009 (the “Record Date”). As of the Record Date 96,618,196 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 87,684,641 shares of our Common Stock, representing approximately Eighty-Eight percent (91%) of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting. Consequently, no additional votes are required to approve the Name Change Amendment.

Q3:	Why is the Company amending its Articles of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?
A3:
Under the Delaware General Corporation Law, our Certificate of Incorporation and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Name Change Amendment. The Company is not required to solicit the vote of any additional stockholders to effect the Name Change Amendment. However, the Company is obligated by the Delaware General Corporation Law and the federal securities laws to provide this Information Statement to you in connection with the Name Change Amendment.

Q4:	Has the Board approved the name change.
A4:	Yes. The Board approved the name change on March 19, 2009.
Q5:	When will the Name Change Amendment be effective?
A5:
The Name Change Amendment will become effective on the date it is filed with the Delaware Secretary of State, which we anticipate to be on or around April 20, 2009. In accordance with the federal securities laws, the proposed name change will not be effected until at least twenty (20) calendar days following the mailing of this Information Statement.

Q6:	Am I entitled to dissenter’s rights in connection with the name change?
A6:	No. The Delaware General Corporation Law does not provide for dissenter’s rights with respect to the Name Change Amendment.

APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

Our Board and a majority of the holders of our Common Stock have approved an amendment to our Certificate of Incorporation to change our name from “Valentec Systems, Inc.” to “S.O.A (Soltam of America), Inc.” The name change is being effected because our Board believes that the new name will unify the Company and its employees under a single name, vision, mission, and values; ensure unified communication of the vision, mission, and values Company wide; and establish a consistent brand message that is reflected across all of our service brands. A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock, and the address of such beneficial owner, as of March 19, 2009 for (i) each person known by the Company to be the beneficial owner of five percent (5%) or more of the outstanding common stock (the “Principal Stockholders”), (ii) each of the Company’s officers, directors and consultants, and (iii) all of the Company’s executive officers, directors, consultants as a group.  The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. The number of shares of Common Stock owned includes shares of Common Stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of March 19, 2009.  For each beneficial owner, officer, director or consultant, his or her percentage of shares outstanding is based upon 96,618,196 shares outstanding as of March 19, 2009.

	As of March 19, 2009
Name and Address(1)	Beneficially Owned	Percentage of Class

Avraham (Miko) Gilat	87,884,641(2)	90.95%
Armament Systems International, Inc.	87,684,641(3)	90.95%
Zvi Kreizman	100,000(4)	0.1%
August Cianciolo	0	0%
W. Glenn Yarborough, Jr.	0	0%
All Current directors and executive officers as a group (6 persons)	87,984,641(5)	91.05%(5)

(1)	Unless otherwise indicated, the address of all the Company’s directors and executive officers is c/o the Company’s principal executive offices at 2629 York Avenue, Minden, Louisiana 71055.

(2)
Includes 200,000 shares issuable upon exercise of an immediately exercisable warrant and 87,684,641 shares of Common Stock held directly by Armament Systems International, Inc. of which Mr. Gilat is President and CEO.

(3)
Includes 87,684,641 shares of Common Stock held directly by Armament Systems International, Inc. Armament Systems International, Inc.’s address is 3 Bethesda Metro Center, Suite 750, Bethesda, Maryland 20814.

(4)	Includes 100,000 shares issuable upon exercise of an immediately exercisable warrant.
(5)	As of March 19, 2009, the Company had 96,618,196 shares of Common Stock issues and outstanding.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock (including options to purchase our capital stock) set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Name Change Amendment.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at: 2629 York Avenue, Minden, LA 71055 Attn: Craig A. Wilson, Controller.

MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at 318-382-4574 or by mail to our address at 2629 York Avenue, Minden, LA 71055 Attn: Craig A. Wilson, Controller. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the company at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

By Order of the Board of Directors,

By:	/s/ Gerald B. Pickens
Name: Gerald B. Pickens
Title: Chief Executive Officer

Minden, LA
Date: April 14, 2009

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

VALENTEC SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:  That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of S.O.A (Soltam of America), Inc. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

“The name of the Corporation is: S.O.A (Soltam of America), Inc."

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Gerald B. Pickens, its Chief Executive Office, this 19 day of March, 2009.

/s/ Gerald B. Pickens
Name: Gerald B. Pickens
Title: Chief Executive Officer